EXHIBIT 24.1

                          POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR.,
Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                   /s/ Douglas N. Daft
                                   Chairman of the Board,
                                   Chief Executive Officer and Director
                                   The Coca-Cola Company



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                            POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Gary P. Fayard
                                Senior Vice President
                                and Chief Financial Officer
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice
President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 19/99 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Connie D. McDaniel
                                Vice President and Controller
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Herbert A. Allen
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Ronald W. Allen
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officerr of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Cathleen P. Black
                                Director
                                The Coca-Cola Company

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                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.




                                /s/ Warren E. Buffett
                                Director
                                The Coca-Cola Company

                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of
The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.




                                /s/ Susan B. King
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Donald F. McHenry
                                Director
                                The Coca-Cola Company

                            POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of
The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Sam Nunn
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ Paul F. Oreffice
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ James D. Robinson III
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/Peter V. Ueberroth
                                Director
                                The Coca-Cola Company


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                            POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1999 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2000.


                                /s/ James B. Williams
                                Director
                                The Coca-Cola Company



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